MEMORANDUM OF AGREEMENT












[object omitted]               EFTIA OSS SOLUTION



                                [object omitted]



                           KMC Telecom Holdings, Inc.
                                  CLEC Solution

                                                       -------------------------
                                                       Prepared by:
                                                              Gupta & Somji
                                                       Revision:         3.1
                                                            October 26th, 98
                                                       -------------------------




                             EFTIA OSS SOLUTION INC.

          RESTRICTIONS

               This document contains information intended for KMC Telecom Holdings, Inc. and Eftia OSS Solutions Inc. The information herein is restricted to Eftia and KMC personnel and any organizations authorized by Eftia.

          TABLE OF CONTENTS


1.   PROJECT...................................................................1


2.   DELIVERABLES..............................................................3


3.   PRICING...................................................................4


4.   PROJECT MILESTONES........................................................4


5.   PAYMENT TERMS.............................................................6


6.   CHANGE REQUEST............................................................9


7.   LICENSE AGREEMENT.........................................................9


8.   SOFTWARE SUPPORT AGREEMENT................................................9


9.   ATTACHMENTS...............................................................9


10.  ACCEPTANCE...............................................................10

                             MEMORANDUM OF AGREEMENT
                                     Between
                           KMC TELECOM HOLDINGS, INC.
                                       And
                            EFTIA OSS SOLUTIONS INC.

               This Memorandum of Agreement, dated as of October 26th, 1998 ("Effective Date") sets forth the mutual agreement of KMC TELECOM HOLDINGS, INC. ("KMC") and EFTIA OSS SOLUTIONS INC. ("Eftia") with regard to the following:


          1.   PROJECT

               Implementation of the Master.Scribe CLEC package with associated software packages as listed in the attached quotation identified as Appendix A.

               Eftia will provide all the required customizations to the Enhanced Data Services and Long Distance Service Order options as agreed to in writing during the assessment process. The customizations will not include any interfaces.

               All the required customizations and implementation services including data migration required for the Maintenance, Number Tracking and Circuit Inventory applications will be billable at a daily rate of $1,250.


          2.   DELIVERABLES

               The deliverables consist of Eftia's Master.Scribe CLEC package and associated software packages as listed in the attached quotation identified as Appendix A. All the software packages will include complete set of documentation and media.

          3.   PRICING

               All prices are in US Dollars. THE FOLLOWING PRICE PROPOSAL IS ONLY VALID UP TO OCTOBER 30TH, 1998. New product prices will apply for orders received after October 30th 1998.



                              PHASE I     PHASE 11    PHASE III   PHASE IV     PHASE V
                           ------------ ------------ ----------- ---------- -------------
               SOFTWARE     $1,493,128   $1,176,200   $710,000    $213,000   $1,000,000
               SUPPORT        $286,380     $245,700   $127,800     $38,340     $180,000
               TRAINING       $103,000      $25,000         $0          $0           $0
                           ------------ ------------ ----------- ---------- -------------
               TOTAL COST   $1,882,508   $1,446,900   $837,800    $251,340   $1,180,000

               The prices quoted above do not include any additional customizations, implementation or data migration services that may be required by KMC. Eftia will provide these services at a per them rate of $1,250.

               All travel expenses will be reasonable, itemized and subject to prior written approval by KMC.

               All applicable taxes are extra.


               NOTE:

               1. EFTIA WILL OFFER KMC SUBSIDIARY A 25% DISCOUNT ON CLEC MASTER.SCRIBE PACKAGE IF THIS PACKAGE WAS TO BE PURCHASED AS PART OF THIS MOA.

               2. THE PRICES QUOTED FOR PHASES II TO V ARE VALID FOR ONE YEAR FROM THE DATE OF QUOTATION, BUT ARE SUBJECT TO RE-NEGOTIATION SHOULD KMC'S BUSINESS REQUIREMENTS CHANGE. ALL SUPPORT PRICES ARE SUBJECT TO CHANGE AND WILL BE BASED ON THEN CURRENT LIST PRICE OF SUPPORT.


          4.   PROJECT MILESTONES

               The project milestones will be agreed to, in writing, by KMC and Eftia after project kickoff meeting. Proposed milestones are as follows:

               PHASE I        CLEC Master.Scribe

                              Service Order for Long Distance

                              Service Order for Enhanced Data Services

                              Form Generation System - Two forms (ASR, LSR)

                              Additional Forms for Service Order - Seven Forms (E911, LIDB, CNAM, MCI LD, Calling Card, Toll-Free, Lucent Service Order Form)

                              Integrated Fax Server

                              Basic Network Management Interface

                              Interface to Billing System Service Bureau - Note
                              2

                              AR System Software Licenses - As per quotation in Appendix A

                              All Required Training (as per quotation in
                              Appendix A)


               PHASE II       Integrated Paging and IVR System

                              Workforce Management

                              ASR Order Gateway with single set of transactions

                              LSR Order Gateway with single set of transactions

                              Interface to LNP Service Bureau (Illuminet)

                              All Required Training (as per quotation in
                              Appendix A)


               PHASE III      Integrated Basic Network Management Interface

                              Service Impact Module

                              E911 and Directory Assistance Interfaces

                              Interface to LIDB / CNAM Service Bureau
                              (Illuminet)

               PHASE IV       WEB Interface for Order Submission and Query

                              Real Time Business Process Metrics for Service
                              Order

                              WEB Interface for Ticket Submission and Query

                              Real Time NOC Metrics

                              ARSystem Software Licenses - As per quotation in Appendix A


               PHASE V        Trouble Administration Gateway - Client

                              Trouble Administration Gateway - Manager


               NOTE:

               1. ALL PHASES ARE SUCCESSIVE. IMPLEMENTATION OF PHASES II TO V IS DEPENDENT UPON THE SUCCESSFUL IMPLEMENTATION OF EACH PREVIOUS PHASE. KMC WILL INFORM EFTIA OF PHASE CONTENTS AND START DATES WHICH ARE SUBJECT TO CHANGE SHOULD KMC'S BUSINESS REQUIREMENTS CHANGE.

               2. INTERFACE TO BILLING SYSTEM MILESTONE IS BASED UPON THE IMPLEMENTATION OF AN INDUSTRY STANDARD BILLING PLATFORM. AN INTERFACE TO ANY OTHER BILLING SYSTEM REQUIRES EFTIA'S APPROVAL AND COULD CHANGE THE COST AND THE PHASE IN WHICH THE INTERFACE TO THE BILLING SYSTEM WOULD OCCUR.


          5.   PAYMENT TERMS

               All payments are due net 30 days from receipt of invoice. Interest rate of 2% per month will apply on any late payment.

               Training and additional Customizations will be billed at the end of the month they are delivered.

               All travel expenses will be billed on a monthly basis and are due on receipt of detailed invoice. Actual expense bills will be provided with each invoice.

                                   DESCRIPTION                           AMOUNT
                                   -----------                           ------
               PHASE I     On completion of JAD (Joint                  $342,726
                           Application Design ) With
                           KMC And KMC's selected billing
                           vendor.

                           Upon implementation of CLEC                  $685,454
                           Master.Scribe System

                           This includes cost for CLEC
                           package, ARSystem licenses and
                           one-year support on AR System
                           licenses only.

                           Upon implementation of Service               $103,000
                           Order for Long Distance

                           Upon implementation of Service               $103,000
                           Order for Enhanced Data Services

                           Upon completion of above items -             $180,000
                           Support for CLEC package

                           Upon implementation and                       $35,400
                           Integration of Form Generation
                           System - Two forms

                           Upon implementation and                       $23,600
                           Integration of each additional
                           forms for Service Order
                                                                           Total

                                                                        $165,200

                           Upon implementation of Integrated             $35,400
                           Fax Server

                           Upon implementation of Inter-face             $82,128
                           to Billing System Service Bureau
                           (Note 2)

                           Upon implementation of Backup                 $47,200
                           Software

               PHASE II    Upon implementation of Integrated             $35,400
                           Paging and IVR System

                           Upon integration of Workforce                $118,000
                           Management

                           Upon Implementation of Interface             $177,000
                           to LNP Service Bureau (Illuminet)
                           - APPROXIMATE COST

                           Upon Implementation of ASR Order             $619,500
                           Gateway with single set of
                           transactions

                           Upon Implementation of LSR Order             $472,000
                           Gateway with single set of
                           transactions

               PHASE III   Upon Integration of Basic Network             $70,800
                           Management Interface

                           Upon Implementation and                      $236,000
                           Integration of Service Impact
                           Module

                           Upon implementation of E911 and              $354,000
                           Directory Assistance Interfaces

                           Upon Implementation of Interface             $177,000
                           to LIDB/CNAM Service Bureau
                           (Illuminet) - APPROXIMATE COST

               PHASE IV    Upon implementation of WEB                    $59,000
                           Interface for Order Submission
                           and Query

                           Upon implementation of Real Time              $41,300
                           Business Process Metrics for
                           Service Order

                           Upon implementation of WEB                    $59,000
                           Interface for Ticket Submission
                           and Query

                           Upon implementation of Real Time              $39,530
                           NOC Metrics

                           AR System Licenses and Support                $52,510

               PHASE V     Upon implementation of Trouble               $590,000
                           Administration Gateway - Client

                           Upon implementation of Trouble               $590,000
                           Administration Gateway - Manager


                           NOTES:

                           1. EACH TIME EFTIA SELLS AND COLLECTS FROM SALE OF TA GATEWAY, A ROYALTY OF 20% OF THE NET SALE PROCEEDS COLLECTED BY EFTIA FROM SUCH SALE WILL BE PAID TO KMC. THIS PAYMENT, BY EFTIA TO KMC, IN AGGREGATE, WILL NOT EXCEED 50% OF THE TA GATEWAY COST PAID BY KMC TO EFTIA.

                           2. INTERFACE TO BILLING SYSTEM MILESTONE IS BASED UPON THE IMPLEMENTATION OF AN INDUSTRY STANDARD BILLING PLATFORM. AN INTERFACE TO ANY OTHER BILLING SYSTEM REQUIRES EFTIA'S APPROVAL AND COULD CHANGE THE COST AND THE PHASE IN WHICH THE INTERFACE TO THE BILLING SYSTEM WOULD OCCUR.

          6.   CHANGE REQUEST

               Any change request is required in writing. Upon receipt of a change request, system development timelines and associated costs will be provided to KMC for approval.


          7.   LICENSE AGREEMENT

               The attached License Agreement identified as Appendix B needs to be read and initialized for acceptance of the terms.


          8.   SOFTWARE SUPPORT AGREEMENT

               The attached Software Support Agreement identified as Appendix C needs to be read and initialized for acceptance of the terms.


          9.   ATTACHMENTS

               Appendix A - Quotations dated October 26th, 1998
               Appendix B - Software License Agreement
               Appendix C - Software Support Agreement

          10.  ACCEPTANCE

               IN WITNESS  WHEREOF,  the parties have caused this  Memorandum of
               Agreement    to   be   executed   by   their   duly    authorized
               representatives.



               KCM Telecom Holdings, INC               EFTIA OSS SOLUTIONS INC

               By:  /S/                                By:  /S/
                  ----------------------                  ----------------------

               Title:    CIO                           Title:   CFO
                     -------------------                     -------------------

               Date:      10 NOV. 1998                 Date:    NOV. 17, 1998
                    --------------------                    --------------------

                            EFTIA OSS SOLUTIONS, INC.
                        APPENDIX "B" - LICENSE AGREEMENT

               This is a legal and binding agreement between you "End User" and Eftia OSS Solutions Inc ("Eftia"). By accepting the delivery of the software, the End User agrees to and accept all terms of this license agreement. If the End User does not agree to all terms, do not accept the application software and return the product(s), all manuals and documentation within 30 days of first acquiring this product.


               1. DEFINITION

               As used herein, the term "Software" means the EFTIA Application Module Software provided with this License, including all associated schema definitions, filters, escalations, active links and menus and all supporting documentation ("`Documentation") for which the End User has purchased licenses. Software, as used herein, does not refer to source code and no license is granted with respect to source code software. No license is granted with respect to EFTIA Application Module Software for which the End User has not paid the applicable license fee. Evaluation Licenses for the Software are provided for a limited term as described in Paragraph 2 below.


               2. LIMITED USE LICENSE

               In consideration of the End User's license fee, EFTIA hereby grants to the End User and the End User's affiliates, a non-exclusive, nontransferable License to install and use the programs(s) on a server directly connected to a local area network, object code form only, upon the terms and conditions of this License Agreement. The total number of users that may access the server on which the Software is installed is limited to the number of designated users for which Remedy client licenses have been purchased. THE SOFTWARE MAY ONLY BE USED FOR THE PROCESSING OF THE END USER'S OWN INFORMATION AND DATA. If the Software has been provided to the End User for evaluation, the license grant above shall be limited to a 30-calendar day term after which the license shall automatically terminate. Eftia and its licensors retain all rights not expressly granted herein. With the exception of evaluation Software, the End User may assign the End User's rights under this License Agreement to a third party who agrees in writing to be bound by this License Agreement prior to the assignment and provided that the End User transfer all copies of the Software and related documentation to the third party and destroy any copies not transferred. Except as set forth above, the End User may not assign the End User's rights under this License Agreement. The End User agrees that EFTIA may cause an audit and/or inspection to be made of the End User's applicable records and facilities in order to verify compliance with the terms and conditions of this License Agreement.

               3. OWNERSHIP OF SOFTWARE

               This license is not a sale of the Software or any copy thereof. All worldwide ownership of and rights, title and interest in and to the Software, and all copies and portions thereof, including without limitation, all copyrights, patent rights, trademark rights, trade secret rights, inventions and other proprietary rights therein and thereto, are and shall remain exclusively in EFTIA and its Licensors.


               4. COPY RESTRICTIONS

               The Software and the accompanying written materials ("the Documentation") are protected by federal copyright law and international treaties. The End User may not prepare derivative works of the Software but may combine the Software with other software and customize the Software in accordance with the supporting Documentation. The End User may create a reasonable number of backup or archive copies of the Software. In addition, the End User may copy the Software, provided that the End User has purchased a license for each copy of the Software that the End User makes. The End User agrees that: (a) the End User shall not, (b) the End User shall not permit a third party to and (c) if the End User is a corporation, the End User shall use reasonable efforts to prevent the End User's employees and contractors from attempting to (i) decompile, disassemble, reverse engineer or otherwise attempt to reconstruct or discover the source code of any Software, or to (ii) remove any product identification, copyright or other notice from the Software or the Documentation. The End User shall not release the results of any benchmark of the Software to any third party. without the written prior consent of EFTIA.


               5. TERMINATION

               The license granted herein is effective until terminated, except for evaluation copies of the Software which have a 30 calendar day license term. This license will terminate immediately without prior additional notice if the End User fails to comply with any material provisions of this License Agreement and fail to correct such default within 30 days after notice thereof. Upon termination or expiration of the evaluation term, the End User shall remove all copies of the Software or any part thereof from the server and any and all of the End User's systems and storage devices, and destroy the same and destroy all Documentation. Upon EFTIA'S written request the End User shall certify to EFTIA in writing that all complete and Partial copies of the Software and the Documentation have been destroyed and that none remain in the End User's possession or under the End User's control. The provisions of this License Agreement other then the license grant contained in Section 2 ("Limited Use License") hereof, shall survive termination.

               6. LIMITED WARRANTY AND DISCLAIMERS

               EFTIA warrants to the End User, for the period of thirty (30) days from the date of delivery to the End User, that the software will be free from defects in media, and, if not modified and if properly installed and used, will substantially conform to the material specifications set forth in the documentation ("limited warranty"). Such warranties are for the End User's benefit and the benefit of the End User's affiliates only and are non-transferable. EFTIA does not warrant that the software will operate error free, or uninterrupted, or will meet the End User's requirements. Except for the express warranties stated in this section 6 ("Limited Warranty and Disclaimers"), the software and documentation are each licensed "as is" and EFTIA hereby specifically excludes and disclaims all warranties, whether express, implied or statutory, including, without limitation, the implied warranties of merchantability and of fitness for a particular purpose.

               7. EXCLUSIVE REMEDY

               The End User's sole and exclusive remedy, and EFTIA'S sole and exclusive obligation and liability, with respect to Software which does not conform to an express warranty set forth above, or with respect to Software or the quality or performance thereof under any warranty, negligence, strict liability or other theory, shall be (a) in the case of a defect, to provide non-defective replacement of the Software, or (b) in case of a material non-conformance with specifications to use commercially reasonable efforts to correct such material non-conformance or, if such is not reasonably feasible, in EFTIA'S opinion, to refund the Software license fee upon return of the Software and destruction of all remaining copies. The End User understands that EFTIA does not guarantee that any error or other non-conformance can and will be corrected. This limited Warranty is void if failure of the Software has resulted from the End User's negligence or misapplication. The End User agrees to report any material non-conformance in the Software to EFTIA and provide EFTIA with all available information in written or electronic form so as to enable EFTIA to reproduce the non-conformance.

               8. LIMITED LIABILITY

               Neither EFTIA or the End User will be liable for any special, indirect, incidental or consequential damages of any kind or nature whatsoever, arising out of or in any way related to this agreement, the software or the use of or inability to use the software, including, without limitation, lost goodwill, lost profits, loss of data or software, work stoppage or impairment of other goods, and whether arising out of breach of warranty, breach of contract, tort (including negligence), strict liability or otherwise, even if advised of the possibility of such damage or if such damage could have been reasonably foreseen, and notwithstanding any failure of essential purpose of any exclusive remedy provided herein, in addition, except for Section 11 ("Patent and Copyright Indemnity") in no event shall EFTIA'S total liability relating to or in connection with this agreement or any software, whether based on contract, warranty, tort (including negligence), strict liability or otherwise, exceed the actual amount paid to EFTIA for software giving rise to the liability. In no event shall EFTIA be liable for the costs of procurement of substitute software or services.


               9. U.S. GOVERNMENT RESTRICTED RIGHTS

               If this Software is being acquires by the U.S. Government, the Software and related documentation is commercial computer software  and  documentation  developed  exclusively  at  private expense, and (a) if acquired by or on behalf of a civilian agency, shall be subject to the terms to this computer software License as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successors; and (b) if acquired by or on behalf of units of the Department of Defense ("DoD") shall be subject to the terms of this commercial computer software license as specified in 48 C.F.R. 227.720202, DoD FAR Supplement and its successors.


               10. EXPORT

               The   Software  is  subject  to  the  export   control  laws  and
               regulations of the United States, and the End User agrees to fully comply with all U.S. export control laws and regulations


               11. PATENT AND COPYRIGHT INDEMNITY

               EFTIA will defend, at its own expense, any legal action brought against the End User to the extent that it is based on a claim that the Software used within the scope of this Agreement infringes a patent, copyright or other intellectual property right of third party, and EFTIA will pay any costs and damages finally awarded against the End User in any such action that are attributable to any such claim or incurred by the End User through settlement thereof. However, such defense and payments are subject to the condition that the End User must: (i) notify EFTIA promptly in writing of such claim, (ii) permit EFTIA to have sole control of the defence, compromise or settlement of such claim, including, any appeals, provided that EFTIA will not settle any claims against the End User without the End User's prior written consent, which will not be unreasonably withheld, and (iii) reasonably cooperate with EFTIA in the defence or settlement of such claim at no charge to EFTIA. Except as described above, EFTIA shall not be liable for any other costs, damages or fees incurred by the End User in connection with such action or claim unless authorized in writing by EFTIA.

               Should the Software become, or in EFTIA'S opinion be likely to become, the subject of any such claim, the End User shall permit EFTIA, at EFTIA'S option and expense, to (a) procure for the End User the right to continue using the Software, (b) replace or modify the Software so that it becomes non-infringing, or (c) if the foregoing, is nor practicable, terminate the right to use the Software and remove the Software, upon which termination the End User agrees to promptly return and/or destroy all copies of the Software and certify the same to EFTIA, whereupon EFTIA will refund the End User license fees for the Software as depreciated on a straightens three (3) year basis.

               EFTIA shall have no liability, for any claim of patent or copyright infringement which is based on (a) the use of other than the then latest version the Software, if such infringement could have been avoided by the use of the latest version so long as the latest version is available to the End User at no charge,
               (b) the use or combination of the Software with software, hardware or other materials not provided or approved by EFTIA, provided such infringement would not have arisen but for such use or combination, (c) use of the Software in a manner other than for which it was designed or contemplated as evidenced by EFTIA'S published specification, (d) any modification by the End User or a third party of the Software that is not approved by EFTIA, or
               (e) any compliance with specific, detailed written designs, plans or specifications furnished by the End User or on the End User's behalf.

               This section 11 ("Patent and Copyright Indemnity") states the entire liability of EFTIA, and the End User's sole and exclusive remedy, with respect to infringement of any patents, copyrights, or other intellectual property rights, and EFTIA shall have no additional liability with respect to any alleged or proved infringement.

               12. GOVERNING LAW

               This Agreement is governed by the laws of the State of New Jersey without regard to conflict of laws, rules and principles. The United Nations Convention on Contracts for the International Sale of Goods is specifically disclaimed.


               13. MISCELLANEOUS

               If any provision hereof shall be held illegal, invalid or unenforceable, in whole or in part, such provision shall be modified to the minimum extent necessary to make it legal, valid and enforceable, and the legality, validity and enforceability of all other provisions of this Agreement shall not be affected thereby. No delay or failure by either party to exercise or enforce at any time any right or provision hereof shall be considered a waiver thereof, or of such party's right thereafter to exercise or enforce each and every right and provision of this Agreement. A waiver or amendment hereto shall be effective only if it is in writing (by non-preprinted agreement or terms and conditions) and signed by an authorized representative of the End User and EFTIA. No single waiver shall constitute a continuing or subsequent waiver. The prevailing party in any action to enforce this Agreement shall be entitled to recover costs and expenses, including reasonable attorneys' fees. The price terms of this Agreement are confidential and no press release or any other written or oral disclosure of any price terms may be made by either party without the other party's prior written consent. This Agreement is the complete and exclusive statement of the End User and EFTIA relating to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral negations, commitments and understandings of the parties.

EFTIA OSS SOLUTIONS INC.                   KMC TELECOM HOLDINGS INC.


Signature:         /S/                     Signature:       /S/
          -------------------------                  -------------------------

Name/Title:     CFO                        Name/Title:   CIO
           ------------------------                   ------------------------

Date:   NOV. 17, 1998                      Date:    10 NOV. 1998
     ------------------------------             ------------------------------

                                   APPENDIX C


[object omitted]            Eftia OSS Solutions Inc.


                      CUSTOMER SUPPORT SERVICES AGREEMENT


               This Customer Support Services Agreement (the "Agreement") is effective as of 1 December 1998 ("Effective Date") by and between Eftia OSS Solutions, Inc. ("'EFTIA"), with its principal place of business at 1600 Scott Street, 3rd Floor, Ottawa, Ontario KlY 4N7 and KMC TELECOM HOLDINGS INC. ("Licensee"), with its principal place of business at 1545 ROUTE 206, SUITE 300, BEDMINSTER, NJ 07921.


               The following are included herein by reference as integral parts of this Agreement:

               EXHIBIT A: Licensed Software Products Covered by this Agreement EXHIBIT B: Explanation of Escalation Procedures

               1. DEFINITIONS

               1.1 "Documentation" shall mean any user manuals, release notes, installation notes, and other materials in any form provided in conjunction with the Licensed Software Products.

               1.2 "Error" means a problem which causes the Licensed Software Products not to perform substantially in accordance with the specifications set forth in applicable Licensed Software Products Documentation.

               1.3 "Licensee" shall mean that End User which acquires the Licensed Software Product for its own use and which has no right to sublicense or transfer the Licensed Software Product to any third party, and its subsidiaries and affiliates.

               1.4 "Licensed Software Product(s)" shall mean the software in object code specified on a purchase order referencing this agreement, together with the Documentation, licensed to the Licensee by way of a separate license agreement.

               1.5 "Release" shall mean any update, enhancement, or bug-fix of a Licensed Software Product which is substantially similar to and is marketed under the same product number and nomenclature. A Release is designated by a number to the right of the decimal point (such as Vx.1 or Vx.2 or Vx.2.2).

               1.6 "Site" shall mean a single corporate or business entity, located within an area having a radius of less than 25 miles (40 kilometers) for which a single Customer Support Services
               Agreement exists to cover support of all Licensed Software Products.

               1.7 "Software Maintenance" shall mean the issuance of new Releases of Licensed Software Products on an as-needed basis in order to correct "bugs" or to add functional enhancements.


               1.8 "Software Support" shall mean providing commercially reasonable responses to a reasonable amount of technical questions posed via telephone, facsimile or electronic mail during Eftia's normal business hours - 8.00 a.m. to 5.00 p.m. EST.


               1.9 "Update" shall mean at Release of the Licensed Software Product or new Documentation designated to correct any Errors or to improve performance or functionality.


               1.10 "Version" shall mean specific edition of the Licensed Software Products and is designated by a number located to the left of the decimal point (such as Vl.x or V2.x). Each new Version of the Licensed Software Products contains significant functionality changes or improvements.

               2. PURPOSE AND SUPPORT PLANS AVAILABLE

               2.1 Purpose: Eftia offers optional support and maintenance plans for the Licensed Software Products detailed in Exhibit A on an annual subscription basis. Licensee desires to subscribe to one of these support plans as indicated on Exhibit A.

               2.2 Support Plans: Licensee may obtain services under this Agreement by issuing a purchase order to Eftia. No purchase order is binding on Eftia unless and until accepted by Eftia and nothing contained in any purchase order, P.O. Acknowledgment, or invoice shall in any way modify the terms of this Agreement or add any additional terms or conditions.

               The Basic Plan: Eftia will provide diagnostic assistance through telephone, facsimile or electronic mail to assist Licensee in isolating and resolving Errors and other problems during normal business hours. Response time is two (2) hours or less. The Basic Plan also includes updates to Licensed Software Product and Documentation or delivery of software patches and workarounds.

                Support Coverage:          Monday to Friday 8:00 to 17:00 EST,
                                           excluding Eftia Holidays
                Telephone Number:          1-888-423-3842 (1 888 42EFTIA)
                E-mail Address:            support@eftia.com


                    B. Consulting Services: Licensee questions concerning the adaptation or modification of the supported Software
                         Licensed Products are not covered by this Customer Support Agreement. Eftia does offer optional Consulting Services for areas beyond the scope of this Agreement for additional fees.

               3. EFTIA RESPONSIBILITIES

               3.1 Eftia will provide the standard Software Support services on weekdays from 8:00 AM to 5:00 PM, Eastern Standard Time, excluding Eftia holidays.

               3.2 Eftia shall investigate Errors in the Licensed Software Product reported by the Licensee. If Eftia's investigation reveals an Error or malfunction in the supported Licensed Software Products, Eftia will use commercially reasonable efforts to either provide a correction to the Error or to provide a suitable workaround solution.

               3.3  Eftia shall have no obligation to support:

                    A.   Altered  or  Licensee/Third   Party-modified   Licensed
                         Software Products that have not been approved by Eftia;

                    B.   Derivative works;

                    C.   Any  combination  of the  supported  Licensed  Software
                         Product  with  other   software  not  covered  by  this
                         Agreement that has not been approved by Eftia;

                    D. Software Errors created through Licensee's negligence or misapplication of the Licensed Software Products for purposes other than those specified in the Documentation;

                    E. Software Errors resulting from hardware malfunction or Licensee's failure to backup data;

                    F. Licensed Software Product used on non-qualified computer systems or hardware. Eftia will provide to the Licensee a list of qualified hardware and software upon releasing any enhancements to the product as part of the support agreement.

               3.4: Eftia will  provide  support  services  for the most  recent
                    Release of the Licensed Software Product. Eftia will also support the preceding release ("Previous Sequential Release") until the most recent Release has been generally commercially available for one (1) year.

               3.5 Product Updates: The Licensee will be provided software upgrades from Eftia, if annual maintenance fees are current.

               3.6 Eftia will provide temporary re-host of the Licensed Software Product at extra cost to a substantially similar back-up system when the primary designated system is inoperable.

               4.   LICENSEE RESPONSIBILITIES

               4.1 Licensee shall appoint a Technical Representative, and an Alternate if the system size warrants i, who will be trained and qualified to maintain the integrity of the Licensed Software Products on Licensee's system. The Technical
                    Representative   or  Alternate   shall  make  all  technical
                    communications by Licensee to Eftia. All technical information and materials provided to Eftia pursuant to this Agreement will be routed to the Technical Representative.

               4.2 Licensee end users shall use reasonable efforts to read, comprehend and follow operating instructions and procedures specified in Documentation.

               4.3 Licensee will use reasonable efforts to notify Eftia if problems or Errors with the Licensed Software Product are encountered. Licensee shall provide descriptions of the Error to Eftia. Licensee will answer questions and use reasonable efforts to assist Eftia's efforts to duplicate any Licensed Software Product Errors or problems. Subject to Licensee's security and confidentiality requirements, Licensee will provide Eftia with access to and use of information and system facilities reasonably determined necessary by Eftia to provide timely support.

               4.4  Licensee will provide reasonable remedial corrective action,
                    if   necessary,   under  the   direction  of  Eftia  support
                    personnel.

               4.5 For customers on the Eftia Support Plan, at least two named technical contacts must have received training on all of the Licensed Software Products in use at Licensee's site.

               5.   TERM

               5.1 Term: Unless terminated earlier as provided herein, this Agreement is effective for one (1) year from the Effective Date of this Agreement.

               5.2 Renewal: This Agreement will be automatically renewed for additional one year terms unless Licensee notifies Eftia in writing that support is not being renewed. Licensee agrees to provide at least thirty (30) days written notice that support is not being renewed. Eftia has the right not to renew this Agreement with respect to the Licensed Software Products by providing written notice of such election at least ninety (90) days prior to the anniversary date, if and only if Eftia no longer generally provides support for such Licensed Software Products, or no longer provides the specific services previously offered.

               6.   PAYMENT TERMS

               6.1 Payment Terms: Payment terms are net 30 days from receipt of Eftia invoice.

               6.2 Payment will be made in U.S. dollars to Eftia's Corporate Address.

               6.3  All prices are F.O.B. at Ottawa, ONTARIO, Canada.

               6.4 In addition to any other sums payable hereunder, Licensee shall pay all reasonable transportation charges, shipping insurance or duties, and shall be responsible for any and all taxes, import or export fees, excise taxes, and withholding taxes arising from use of the licensed Software Products (excluding taxes based upon Eftia's income).

               7.   CONFIDENTIALITY

               7.1 Both parties understand and acknowledge that by reason of their relationship with each other, they will have access to certain information and materials concerning the other party's business, plans, customers, and technology, that are confidential and of substantial value, which value would be impaired if such information were disclosed to third parties. Both parties agree that they shall not use in any way for its own account or the account of any third party, nor disclose to any third party, any such confidential information revealed to it by the other party other than to fulfill its express obligations under this Agreement except as otherwise required by applicable law or legal process. Each party will take every reasonable precaution to protect the confidentiality of such information.

               7.2 All customer lists, potential customer lists, marketing and financial information, business plans, and technical information, whether written or verbal, shall be deemed confidential information.

               7.3  Licensed  Software   Products  and  all  code,   inventions,
                    algorithms, know how and ideas obtained from Eftia shall be deemed confidential information.

               7.4 This Agreement is confidential and neither party shall make any public announcement of this Agreement or the relationship between the parties without the advance, written consent of the other party.

               8.   TERMINATION

               8.1 Termination for Cause: Upon default in the performance of any provision of this Agreement, the non-defaulting party will issue a written notice to the defaulting party and if the default is not cured, or the defaulting party does not submit a Plan for Cure acceptable to the non-defaulting party, within 30 days then the non-defaulting party shall have the right to terminate the agreement immediately.

                    A. Eftia may suspend or terminate services under this Agreement if Licensee fails to timely pay support fees.

                    B. In the event Licensee terminates this Agreement, Eftia will refund any unused support fees that have already been paid by the Licensee to Eftia.

               8.2 Termination for Insolvency: Either party may terminate this Agreement immediately upon written notice in the event the other party shall (a) become insolvent or files or have filed against it a petition for bankruptcy (which is not dismissed within 90 days after it is filed), or (b) make an assignment for the benefit of creditors, or (c) dissolve or cease to do business in the ordinary course.

               8.3 Services under this Agreement shall automatically terminate upon termination of the License Agreement.

               9.   LIMITED LIABILITY

               9.1 EFTIA'S SOLE LIABILITY AND LICENSEE'S EXCLUSIVE REMEDY FOR DAMAGES WITH RESPECT TO SERVICES UNDER THIS AGREEMENT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHER THEORY, SHALL BE LIMITED TO THE AMOUNT PAID ANNUALLY BY LICENSEE FOR THESE SERVICES.

               9.2 UNDER NO CIRCUMSTANCES, INCLUDING NEGLIGENCE, SHALL EFTIA OR LICENSEE BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, LOSS OF DATA, OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, ARISING IN ANY WAY OUT OF THIS AGREEMENT OR THE USE OF THE LICENSED SOFTWARE PRODUCT OR DOCUMENTATION.

               10.  ASSIGNMENT

               10.1 This Agreement and the rights hereunder are not transferable or assignable without the prior written consent of the parties hereto, except for rights to payment and except to a person or entity who acquires all or substantially all of the assets or business of a party, whether by sale, merger or otherwise.

               11.  GENERAL

               11.1 Headings: Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

               11.2 Governing  Law:  This  agreement  shall be  governed  by and construed under the laws of the State of New Jersey. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover reasonable costs and attorneys' fees.

               11.3 No Waiver:  Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision.

               11.4 Partial Invalidity: If any portion of this Agreement is held to be invalid by a court of competent jurisdiction, then the remaining provisions shall nevertheless remain in full force and effect.

               11.5 Notices:  Notices under this  Agreement  shall be sufficient only if personally delivered, delivered by a major commercial rapid delivery courier service or mailed by certified or registered mail, return receipt requested to a party at its addresses first set forth herein or as amended by notice pursuant to this subsection. If not received sooner, notice by mail shall be deemed received 5 days after deposit in Canada or international mails.

               11.6 Entire  Agreement:  This  Agreement  sets  forth the  entire agreement and understanding of the parties relating to the subject matter and supersedes all prior agreements or representations, oral or written, regarding such subject matter. No modification of or amendment to this Agreement, nor any waiver of rights under this Agreement, shall be effective unless in writing signed by authorized representatives of both parties.

                                    EXHIBIT A
                       SOFTWARE COVERED BY THIS AGREEMENT


               |X|  Licensee elects to subscribe to the Basic Support Plan.


         EFTIA OSS MODULES:

         Master.Scribe CLEC




    Licensee      /S/                        Date   10 NOV. 1998
            ---------------------------          -----------------------------

    Eftia           /S/                      Date   NOV. 17, 1998
         ------------------------------          -----------------------------

                                    EXHIBIT B
                              ESCALATION PROCEDURES


               Eftia shall investigate Errors in the Licensed Software Product reported by the Licensee. If Eftia's investigation reveals an Error or malfunction in the supported Licensed Software Products, Eftia will use commercially reasonable efforts to either provide a correction to the Error or to provide a suitable workaround solution.

               Eftia classifies Errors as follows:

                    A. CRITICAL: Licensee is unable to use the Licensed Software Product because specified functions are consistently failing, resulting in critical impact to operations; with no known workaround. Eftia will use commercially diligent efforts to have a two hour acknowledgment, and same day response, and a one-day resolution/work around/patch.

                    B. MAJOR: Licensee is able to use the Licensed Software Product but is severely restricted because specified functions are failing, resulting in impaired productivity. There is a workaround but it is awkward. Eftia will use commercially diligent efforts to have a two hour acknowledgment, one day response, and two-day resolution/work around/patch.

                    C. MODERATE: Licensee Nvork is impeded but progress is not seriously impacted. Eftia will use commercially diligent efforts to have a one day acknowledgment and a four day response.

                    D. MINOR: Licensee has discovered Licensed Software Product behavior that is different from specifications in Documentation, but operations are not impacted. There may be a known workaround. Eftia will acknowledge problem and will endeavor to resolve the problem in a future bug-fix or minor release.

               If Licensee does not receive the level of attention that Licensee feels is necessary to resolve the Error or problem, or Licensee feels the problem should be reclassified, the Licensee should contact the manager of the Eftia Customer Care (Telephone Number:
               1 613 722 4407). Eftia encourages Licensee to use this option any time that Licensee would like to speak with an Eftia manager about concerns with the level of support.

               Eftia's modules are supported by the developers that engineered them. Our software developers are on a support rotation specifically to focus on customer concerns or troubles. The support line takes the initial call and then passes on the trouble to the appropriate developer for resolution. Eftia 's staff wear pagers to ensure prompt response to any troubles during the support hours.

KMC Telecom Holdings, Inc.        /S/             Date       10 NOV. 1998
                          ----------------------      --------------------------


                    Eftia         /S/             Date       NOV 17, 1998
                          ----------------------      --------------------------

QUOTATION FROM:                             QUOTATION TO:
AllKarim Somji                 (graphic     Daphne Howard
Eftia OSS Solutions, Inc.       omitted)    KMC Telecom
1600 Scott St., 3rd Floor                   Suite 245, 3005 Breckenridge Blvd.
P.O. Box 165                                Duluth, Georgia
Ottawa, Ontario K1Y 4S1                     30096
                            EFTIA OSS SOLUTIONS INC.

Tel:  (613) 722-4407                        Tel:  (770) 935-2592
Fax:  (613)  722-4430                       Fax:  (770) 935-2500

                               PHASE I KMC REVISED
                                   APPENDIX: A

Quotation Number:  102698.1                 Quotation Expiry: October 30th, 1998
Quotation Date:  October 26th, 1998         Currency:  US $$'s


ITEM      PART NO.    DESCRIPTION                           QTY      UNIT PRICE      EXT. PRICE     COMMENTS

01A                   Eftia's CLEC Package.  Includes:         1.00    $1,000,000      $1,000,000
                        Service Order
                        Circuit Inventory and Asset
                        Telephone Number Administration

                        Maintenance System
                        Includes CLR and DLR
                          forms

                      Notes:
                      1) All the required
                      customizations for Service Order
                      are included - up to 20 days.
                      This does not include any work on
                      the interfaces.

                      One Year Support Cost                    1.00      $180,000        $180,000

                      Discount - 15%                                                    ($150,000)


01B                   Service Order for Long Distance          1.00      $100,000        $100,000   Process ASRs from
                                                                                                    AT&T
                      - Required customizations included

                      One Year Support Cost                    1.00       $18,000         $18,000

                      Discount - 15%                                                     ($15,000)

01C                   Service Order for Enhanced Data          1.00      $100,000        $100,000   Process orders for
                      Services                                                                      ATM, Frame Relay,
                                                                                                    etc.



                      - Required customizations included

                      One Year Support Cost                    1.00       $18,000         $18,000

                      Discount - 15%                                                    ($15,000)

02                    Fax Integration Option

                      Form Generation System.  Includes:       1.00       $30,000         $30,000
                      - Software and implementation of
                        two forms - ASR & LSR
                      - Integration to the fax server

                      One Year Support Cost                    1.00        $5,400          $5,400

                      Additional Forms for Service Order       7.00       $20,000        $140,000
                      - E911, LIDB, CNAM, MCI LD, Calling
                        Card, Toll-Free and Lucent
                        Service Order Form

                      One Year Support Cost                    1.00                       $25,200


                      Integrated Fax Software Option.          1.00       $30,000         $30,000
                      Includes
                      - Server based software with
                        integration to Service Order

                      One Year Support Cost                    1.00        $5,400          $5,400

03        Training
                      - All training is offered at
                        customer site
                      - Maximum number of ten (10)
                        students per class
                      - Training costs provided are per
                        class costs

                      Service Order Training

                      Four days of application and             2.00       $12,000         $24,000
                      "process" training
                      Two days of administration training      1.00        $7,000          $7,000

                      Circuit Inventory and Asset Training

                      Four days of user training               2.00       $12,000         $24,000
                      Two days of administration training      1.00        $7,000          $7,000



                      Telephone Number Administration Training

                      Three days of user training              1.00        $9,000          $9,000
                      Two days of administration training      1.00        $7,000          $7,000

                      Maintenance Training

                      Three days of user training              2.00        $9,500         $19,000
                      Two days of administration training      1.00        $7,000          $7,000

04                    Required Software Licenses

                      AR System Server with multiple           2.00        $9,500         $19,000
                      server option.  Includes three
                      fixed write licenses

                      AR System Floating Write licenses -     10.00       $10,000        $100,000
                      In packs of five (5)

                      AR System Fixed Write licenses - In      8.00        $4,000         $32,000
                      packs of five (5)

                      One Year Support Cost                    1.00                       $27,180

05                    Backup Solution

                      Backup Software, Installation and        1.00       $40,000         $40,000
                      Customization Services for CLEC
                      Master.Scribe Package

                      One Year Support Cost                    1.00                        $7,200

06                    Required Interfaces

                      Interface to Billing System Service      1.00      $160,000        $160,000
                      Bureau

                      - Includes ORB Software

                      One Year Support Cost                    1.00                       $28,800

                      Development Discount                                              ($106,672)
          NOTES:
          -   Cost   for   distributed   application   and   disaster   recovery
              environments  would be provided  after detailed  discussions  with
              KMC.
          -   No costing has been provided for setting up test and development environments.
          -   Customization and Integration assistance (including development of interfaces)
              will be provided at a per diem rate of $1,250 or on a fixed price based on an assessment.

          ASSUMPTIONS:
          - KMC would be providing the appropriate hardware and software to run the Eftia OSS applications including the selected database software.



                                                                     Subtotal          $1,882,508


GENERAL NOTES:

[1]      All Taxes are extra
[2]      Travel Expenses are extra
[3]      Payment terms are net 30 days; 2% per month charged on all overdue accounts
[4]      FOB Ottawa

QUOTATION FROM:                             QUOTATION TO:
AllKarim Somji                              Daphne Howard
Eftia OSS Solutions, Inc. (graphic omitted) KMC Telecom
1600 Scott St., 3rd Floor                   Suite 245, 3005 Breckenridge Blvd.
P.O. Box 165                                Duluth, Georgia
Ottawa, Ontario K1Y 4S1                     30096
                            EFTIA OSS SOLUTIONS INC.
Tel:  (613) 722-4407                        Tel:  (770) 935-2592
Fax:  (613)  722-4430                       Fax:  (770) 935-2500

                              PHASE II KMC REVISED
                                   APPENDIX: A

Quotation Number:  102698.2                 Quotation Expiry: October 30th, 1998
Quotation Date:  October 26th, 1998         Currency:  US $$'s


ITEM      PART NO.    DESCRIPTION                           QTY      UNIT PRICE      EXT. PRICE     COMMENTS

01                    Trouble Notification

                      Integrated Paging and Basic IVR          1.00       $30,000         $30,000
                      System
                      -   Integrated and automated
                          notification from Maintenance
                      -   Paging and Basic IVR hardware
                          and software

                      One Year Support Cost                    1.00        $5,400          $5,400

02                    Workforce Management

                      Workforce Management integrated to       1.00      $100,000        $100,000
                      Service Order and Maintenance
                      -   For up to 100 scheduled users

                      One Year Support Cost                    1.00       $18,000          $18,000

                      Workforce Management Training

                      Three days of user training              2.00        $9,000         $18,000
                      Two days of administration training      1.00        $7,000          $7,000

03                    Required Interfaces


                      Interface to LNP Service Bureau          1.00      $150,000        $150,000   Approximate Cost
                      (Illuminet)



                      One Year Support Cost                    1.00                       $27,000

                      ASR Order Gateway with single set                                  $525,000
                      of transactions.  Customization
                      required for individual interfaces
                      - at extra cost

                      One Year Support Cost                    1.00                       $94,500

                      LSR Order Gateway with single set                                  $400,000
                      of transactions.  Customization
                      required for individual interfaces
                      - at extra cost

                      One Year Support Cost                    1.00                       $72,000

          NOTES:
          -   Cost   for   distributed   application   and   disaster   recovery
              environments  would be provided  after detailed  discussions  with
              KMC.
          -   No costing has been provided for setting up test and development environments.
          -   Customization and Integration assistance (including development of interfaces)
              will be provided at a per diem rate of $1,250 or on a fixed price based on an assessment.

          ASSUMPTIONS:
          - KMC would be providing the appropriate hardware and software to run the Eftia OSS applications including the selected database software.


                                                                     Subtotal          $1,446,900


GENERAL NOTES:

[1]      All Taxes are extra
[2]      Travel Expenses are extra
[3]      Payment terms are net 30 days; 2% per month charged on all overdue accounts
[4]      FOB Ottawa

QUOTATION FROM:                             QUOTATION TO:
AllKarim Somji                 (graphic     Daphne Howard
Eftia OSS Solutions, Inc.       omitted)    KMC Telecom
1600 Scott St., 3rd Floor                   Suite 245, 3005 Breckenridge Blvd.
P.O. Box 165                                Duluth, Georgia
Ottawa, Ontario K1Y 4S1                     30096
                            EFTIA OSS SOLUTIONS INC.

Tel:  (613) 722-4407                        Tel:  (770) 935-2592
Fax:  (613)  722-4430                       Fax:  (770) 935-2500

                              PHASE II KMC REVISED
                                    APPENDIX:

Quotation Number:  102698.3                 Quotation Expiry: October 30th, 1998
Quotation Date:  October 26th, 1998         Currency:  US $$'s


ITEM      PART NO.    DESCRIPTION                           QTY      UNIT PRICE      EXT. PRICE     COMMENTS

01                    Options for Maintenance

                      Integrated Basic Network Management      1.00       $60,000         $60,000
                      Interface.  Includes:
                      -   Customization of rules (maximum
                          of eight)
                      -   Following Reports:  Event
                          History, Category and Trend
                      -   Event Archival

                      One Year Support Cost                    1.00       $10,800         $10,800

                      Service Impact Module - Integrated       1.00      $200,000        $200,000
                      to Maintenance and Circuit
                      Inventory to provide circuit trace
                      and customer impact

                      One Year Support Cost                    1.00       $36,000         $36,000

02                    Required Interfaces

                      Interface to E911 and Directory          1.00      $300,000        $300,000
                      Assistance Service Bureau

                      One Year Support Cost                    1.00                       $54,000

                      Interface to LIDB/CNAM Service           1.00      $150,000        $150,000   Approximate Cost
                      Bureau (Illuminet)

                      One Year Support Cost                    1.00                        $27,000


          NOTES:
          -   Cost   for   distributed   application   and   disaster   recovery
              environments  would be provided  after detailed  discussions  with
              KMC.
          -   No costing has been provided for setting up test and development environments.
          -   Customization and Integration assistance (including development of interfaces)
              will be provided at a per diem rate of $1,250 or on a fixed price based on an assessment.

          ASSUMPTIONS:
          - KMC would be providing the appropriate hardware and software to run the Eftia OSS applications including the selected database software.


                                                                     Subtotal            $837,800


GENERAL NOTES:

[1]      All Taxes are extra
[2]      Travel Expenses are extra
[3]      Payment terms are net 30 days; 2% per month charged on all overdue accounts
[4]      FOB Ottawa

QUOTATION FROM:                             QUOTATION TO:
AllKarim Somji                 (graphic     Daphne Howard
Eftia OSS Solutions, Inc.       omitted)    KMC Telecom
1600 Scott St., 3rd Floor                   Suite 245, 3005 Breckenridge Blvd.
P.O. Box 165                                Duluth, Georgia
Ottawa, Ontario K1Y 4S1                     30096
                            EFTIA OSS SOLUTIONS INC.

Tel:  (613) 722-4407                        Tel:  (770) 935-2592
Fax:  (613)  722-4430                       Fax:  (770) 935-2500

                              PHASE IV KMC REVISED
                                   APPENDIX: A

Quotation Number:  102698.4                 Quotation Expiry: October 30th, 1998
Quotation Date:  October 26th, 1998         Currency:  US $$'s


ITEM      PART NO.    DESCRIPTION                           QTY      UNIT PRICE      EXT. PRICE     COMMENTS

01A                   WEB Interface for Order Submission       1.00       $50,000        $50,000   Requires ARWeb Server
                      and Query                                                                    product

                      One Year Support Cost                    1.00        $9,000         $9,000

01B                   "Real Time" Business Process             1.00       $35,000        $35,000   Requires Flashboards
                      Metrics for Service Order                                                    Server product

                      One Year Support Cost                    1.00        $6,300         $6,300

02A                   WEB Interface for Ticket Submission      1.00       $50,000        $50,000   Requires ARWeb Server
                      and Query                                                                    Product

                      One Year Support Cost                    1.00        $9,000         $9,000

02B                   "Real Time" NOC Metrics                  1.00       $33,500        $33,500   Requires Flashboards
                                                                                                   Server Product

                      One Year Support Cost                    1.00        $6,030         $6,030

03                    Action Request System - ARWeb            2.00       $12,000        $24,000

                      Action Request System - Flashboards      2.00        $8,500        $17,000
                      with one five pack fixed licenses

                      Additional five pack fixed licenses      1.00        $3,500         $3,500
                      for Flashboards

                      One Year Support                         1.00                       $8,010


          NOTES:
          - Cost for distributed application and disaster recovery environments would be provided after detailed discussions with KMC. - No costing has been provided for setting up test and development environments. -
          Customization and Integration assistance (including development of interfaces) will be provided at a per diem rate of $1,250 or on a fixed price based on an assessment.

          ASSUMPTIONS:
          - KMC wold be providing the appropriate hardware and software to run the Eftia OSS applications including the selected database software.


                                                                     Subtotal           $251,340


GENERAL NOTES:

[1]      All Taxes are extra
[2]      Travel Expenses are extra
[3]      Payment terms are net 30 days; 2% per month charged on all overdue accounts
[4]      FOB Ottawa

QUOTATION FROM:                             QUOTATION TO:
AllKarim Somji                 (graphic     Daphne Howard
Eftia OSS Solutions, Inc.       omitted)    KMC Telecom
1600 Scott St., 3rd Floor                   Suite 245, 3005 Breckenridge Blvd.
P.O. Box 165                                Duluth, Georgia
Ottawa, Ontario K1Y 4S1                     30096
                            EFTIA OSS SOLUTIONS INC.

Tel:  (613) 722-4407                        Tel:  (770) 935-2592
Fax:  (613)  722-4430                       Fax:  (770) 935-2500

                              PHASE IV KMC REVISED
                                   APPENDIX: A

Quotation Number:  102698.4                 Quotation Expiry: October 30th, 1998
Quotation Date:  October 26th, 1998         Currency:  US $$'s


ITEM      PART NO.    DESCRIPTION                           QTY      UNIT PRICE      EXT. PRICE     COMMENTS
01                    Trouble Administration Gateway

                      Trouble Administration Gateway -         1.00      $500,000       $500,000   Electronically receive
                      Client Integrated to Maintenance                                             trouble admin. data from
                      Module                                                                       trading partners

                      One Year Support Cost                    1.00                      $90,000   with electronic bonding
                                                                                                   TA capability

                      Trouble Administration Gateway -         1.00      $500,000       $500,000   Electronically receive
                      Manager Integrated to Maintenance                                            trouble admin. data from
                      Module                                                                       trading partners

                      One Year Support Cost                    1.00                      $90,000   with electronic bonding
                                                                                                   TA capability

                      50% of the TA Gateway will be
                      refunded to KMC as part of royalty

          NOTES:
          - Cost for distributed application and disaster recovery environments would be provided after detailed discussions with KMC. - No costing has been provided for setting up test and development environments. -
          Customization and Integration assistance (including development of interfaces) will be provided at a per diem rate of $1,250 or on a fixed price based on an assessment.

          ASSUMPTIONS:
          - KMC wold be providing the appropriate hardware and software to run the Eftia OSS applications including the selected database software.


                                                                     Subtotal          $1,180,000


GENERAL NOTES:

[1]      All Taxes are extra
[2]      Travel Expenses are extra
[3]      Payment terms are net 30 days; 2% per month charged on all overdue accounts
[4]      FOB Ottawa